                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2001


                                HEALTHSTAR CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-19499                 91-1934592
----------------------------         -----------------       -------------------
(State or other jurisdiction           (Commission              (IRS Employer
  of incorporation)                    File Number)          Identification No.)



            650 Fifth Avenue
            New York, New York                                        10019
------------------------------------------------                   -------------
(Address of principal executive offices)                            (Zip Code)


        Registrant's telephone number, including area code (212) 484-2000


    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

This Amendment No. 2 to Form 8-K is a further amendment to the Form 8-K filed on April 12, 2001, relating to the acquisition by HealthStar Corp. ("HealthStar") of M2 Ltd. ("M2"), a wholly-owned subsidiary of Salesmation.com, Inc. Amendment No. 1 to the Form 8-K was filed on June 18, 2001 in order to file certain historical financial statements of M2, and certain unaudited pro forma condensed combined financial information as of December 31, 2001 to give effect to the M2 acquisition.

The purpose of this amendment is to file the unaudited financial statements of M2 as of and for the six-month period ended February 29, 2000 and the unaudited pro forma condensed combined statement of operations of HealthStar for the year ended March 31, 2001 and the unaudited pro forma condensed combined balance sheet of HealthStar as of March 31, 2001, which give effect to the M2 acquisition.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial Statements of Business Acquired
              Filed as Exhibit 99.1 and 99.1.1 hereto.

       (b)    Pro Forma Financial Information
              Filed as Exhibit 99.2 hereto.

       (c)    Exhibits.

Exhibit No.    Description of Exhibit
-----------    ----------------------
   10.1*       Share Exchange Agreement dated as of February 15, 2001 by and between HealthStar Corp., Salesmation.com, Inc. and M2 Ltd.

   10.2* Amendment dated March 14, 2001 to the Share Exchange Agreement by and between HealthStar Corp., Salesmation.com, Inc. and M2 Ltd.

   23**        Consent of Independent Auditors

   99.1**      Financial Statements of M2 Ltd.
               Audited as of and for the years ended August 31, 2000 and 1999
               Unaudited as of and for the six-months ended February 28, 2001

   99.1.1***   Financial Statements of M2 Ltd.
               Unaudited as of and for the six-months ended February 29, 2000.

   99.2***     Unaudited Pro Forma Condensed Combined Financial Statements


----------------------------
   * Incorporated by reference to the same numbered Exhibits to the Report on Form 8-K, as filed on April 12, 2001.

   ** Incorporated by reference to the same numbered Exhibits to Amendment No. 1 to the Report on Form 8-K, as filed on June 18, 2001.

   ***  Filed herewith



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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                HEALTHSTAR CORP.
                                a Delaware corporation


                                By:  /s/  Steven A. Marcus
                                     ------------------------------------------
                                     Steven A. Marcus
                                     Vice President and Chief Financial Officer


Date:  August 13, 2001